UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2013

Packaging Corporation of America

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-15399	36-4277050
(Commission File Number)	(IRS Employer Identification No.)

1955 West Field Court, Lake Forest, Illinois 60045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 482-3000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of Material Definitive Agreement.

As previously disclosed, on October 18, 2013, Packaging Corporation of America (“PCA”) entered into a senior unsecured Credit Agreement (the “New PCA Credit Agreement”) with Bank of America, N.A., as administrative agent, and various other lenders providing for a total of $1.65 billion in financing, consisting of a $350,000,000 five year revolving credit facility, a $650,000,000 five year term loan facility and a $650,000,000 seven year term loan facility. The New PCA Credit Agreement and the summary thereof and the transactions contemplated thereby were previously filed and disclosed on PCA’s Current Report on Form 8-K filed on October 22, 2013 with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference herein. The New PCA Credit Agreement replaced PCA’s old credit agreement, dated as of October 11, 2011 (the “Old Credit Agreement”), which was terminated at the time of the closing of the Boise acquisition. The Old Credit Agreement and the summary thereof and the transactions contemplated thereby were previously filed and disclosed on PCA’s Current Report on Form 8-K filed on October 12, 2011 with the SEC, which is incorporated by reference herein. In connection with the acquisition of Boise Inc. (“Boise”), as further discussed below in Item 2.01 of this Current Report on Form 8-K, PCA fully drew down the term loan facilities in an aggregate amount of $1.3 billion at the time of the closing of the Boise acquisition.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 25, 2013, PCA completed its acquisition of Boise. As previously disclosed, on September 16, 2013, PCA entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Boise and Bee Acquisition Corporation, a wholly owned subsidiary of PCA (“Sub”).

Under the terms of the Merger Agreement, Sub commenced a tender offer on September 26, 2013 (the “Offer”) to acquire any and all of the outstanding shares of common stock, par value $0.0001 per share (the “Shares”), of Boise at a price of $12.55 in cash, without interest, per Share (the “Offer Price”), subject to the terms and conditions of the Merger Agreement. On October 25, 2013, PCA issued press releases announcing the expiration and successful completion of the Offer and the subsequent merger of Sub with and into Boise. Such press releases are filed herewith as Exhibits 99.1 and 99.2 and are incorporated by reference into this Item 2.01.

Each compensatory option to purchase Shares (each, a “Boise Option”) that was outstanding and unexercised was cancelled, and each holder thereof received cash consideration equal to the product obtained by multiplying (i) the total number of Shares previously subject to such Boise Option and (ii) the excess, if any, of the Offer Price over the exercise price per Share previously subject to such Boise Option, less any required withholding taxes. Boise restricted stock units and performance unit awards were also cashed out in accordance with the terms of the Merger Agreement.

PCA funded the consideration for the Shares, restricted stock units, options and performance unit awards acquired in the Offer and the Merger through a combination of cash on hand, the net proceeds from a previously disclosed notes offering and the New PCA Credit Agreement.

The Merger Agreement and the summary thereof and the transactions contemplated thereby were previously filed and disclosed on PCA’s Current Report on Form 8-K filed on September 17, 2013 with the SEC, which is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Filed herewith as Exhibit 99.3 and incorporated herein by reference are the audited consolidated balance sheets of Boise and its subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2012, and the consolidated balance sheets of BZ Intermediate Holdings LLC and its subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, capital, and cash flows for each of the years in the three-year period ended December 31, 2012, with the reports of KPMG LLP, an independent registered public accounting firm.

Filed herewith as Exhibit 99.4 and incorporated herein by reference are the unaudited consolidated balance sheets of Boise and its subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of operations, comprehensive income, and cash flows for the three and six month periods ended June 30, 2013 and 2012, and the unaudited consolidated balance sheets of BZ Intermediate Holdings LLC and its subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of operations, comprehensive income, and cash flows for the three and six month periods ended June 30, 2013 and 2012.

(b) Pro Forma Financial Information.

Filed herewith as Exhibit 99.5 and incorporated herein by reference is the unaudited pro forma condensed combined financial information of PCA that is based on the historical consolidated financial information of PCA and Boise, as adjusted to illustrate the estimated pro forma effects of the events that are directly attributable to the acquisition of Boise (the “Transactions”). The unaudited pro forma condensed combined balance sheet gives effect to the Transactions as if they had been completed as of June 30, 2013. The unaudited pro forma condensed combined income statement information gives effect to the Transactions as if they had occurred on January 1, 2012.

The unaudited pro forma adjustments are based upon currently available preliminary information and assumptions that PCA believes to be reasonable. The pro forma adjustments and related assumptions are described in Exhibit 99.5 hereto.

(c) N/A.

(d) Exhibits.

Number	Description
99.1	Press Release dated October 25, 2013 relating to the tender offer. (Incorporated herein by reference to Exhibit (a)(5)(L) of Amendment No. 8 to PCA’s Schedule TO filed on October 25, 2013.)

99.2	Press Release dated October 25, 2013 relating to the consummation of the merger.

99.3	Audited consolidated balance sheets of Boise Inc. and its subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2012, and the consolidated balance sheets of BZ Intermediate Holdings LLC and its subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, capital, and cash flows for each of the years in the three-year period ended December 31, 2012, with the reports of KPMG LLP, an independent registered public accounting firm. (Incorporated herein by reference to Exhibit 99.2 to PCA’s Current Report on Form 8-K filed on October 15, 2013.)

99.4	Unaudited consolidated balance sheets of Boise Inc. and its subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of operations, comprehensive income, and cash flows for the three and the six month periods ended June 30, 2013 and 2012, and the unaudited consolidated balance sheets of BZ Intermediate Holdings LLC and its subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of operations, comprehensive income, and cash flows for the three and the six month periods ended June 30, 2013 and 2012. (Incorporated herein by reference to Exhibit 99.3 to PCA’s Current Report on Form 8-K filed on October 15, 2013.)

99.5	Unaudited pro forma condensed combined financial statements of Packaging Corporation of America, including the unaudited pro forma condensed combined balance sheet as of June 30, 2013 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2012 and for the six months ended June 30, 2013. (Incorporated herein by reference to Exhibit 99.1 to PCA’s Current Report on Form 8-K filed on October 15, 2013.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

Dated: October 31, 2013	By:	/s/ Kent A. Pflederer
		Name:	Kent A. Pflederer
		Title:	Senior Vice President—Legal and Administration, General Counsel and Secretary